UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 3, 2009

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 3, 2009, WellCare Health Plans, Inc. (the “Registrant”) sent to the Florida Agency for Health Care Administration (“AHCA”) a Non-Institutional Medicaid Provider Agreement, including an addendum thereto (the “MA SNP Agreement”), executed by WellCare of Florida, Inc. (“WCFL”), a wholly-owned subsidiary of the Registrant.  Pursuant to the MA SNP Agreement, WCFL will assume the financial responsibility for member cost sharing obligations of certain Medicaid eligible members enrolled in its Medicare Advantage Special Needs Plan.  In consideration for assuming these cost sharing obligations, AHCA will pay WCFL $15.00 per member per month for such members in AHCA areas 9, 10 and 11, consisting of Broward, Dade, Indian River, Martin, Monroe Okeechobee, Palm Beach and St. Lucie counties, and $50.00 per member per month for such members in AHCA areas 1, 2, 3, 4, 5, 6, 7 and 8, consisting of the remaining Florida counties.  After the 2009 calendar year, a monthly per member payment will be determined through negotiation with participating Medicare Advantage plans.  In the event a claim for a copayment or a deductible for a MA SNP member is sent to AHCA and processed, the amount of the claim will be deducted from future per member payments. In addition and to the extent applicable, WCFL will indemnify, defend and hold AHCA harmless from all claims, lawsuits, judgments, or damages, arising out of WCFL’s negligence or omissions in the course of providing services to Medicaid members.

The MA SNP Agreement provides that no signature by AHCA is necessary to make the agreement valid and enforceable.  WCFL is in communication with AHCA regarding implementation of the MA SNP Agreement and has requested that it become effective July 1, 2009.  Once effective, the MA SNP Agreement will remain in effect for 10 years unless otherwise terminated.  The MA SNP Agreement is terminable without cause by either AHCA or WCFL with 30 days written notice to the other party.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the MA SNP Agreement.  The above description is qualified in its entirety by reference to the MA SNP Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01                Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

None.

(b)   Pro Forma Financial Information.

None.

(c)   Shell Company Transactions.

None.

(d)   Exhibits.

The following exhibits are filed as part of this report:

10.1	Non-Institutional Medicaid Provider Agreement between WellCare of Florida, Inc. and the Agency for Health Care Administration

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2009	WELLCARE HEALTH PLANS, INC.
/s/ Heath Schiesser
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Non-Institutional Medicaid Provider Agreement between WellCare of Florida, Inc. and the Agency for Health Care Administration